SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-13
--------------------------------------------------------------------------------
                               BROOKE CORPORATION
--------------------------------------------------------------------------------

                (Name of Registrant as Specified In Its Articles)
   --------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1)  Title of each class of securities to which transaction applies:
             ___________________________________________________________________
         2)  Aggregate number of securities to which transaction applies:
             ___________________________________________________________________
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
             ___________________________________________________________________
         4)   Proposed maximum aggregate value of transaction:
             ___________________________________________________________________
         5)  Total fee paid:
             ___________________________________________________________________
[ ] Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         1)  Amount previously paid:
             ___________________________________________________________________
         2)  Form, Schedule or Registration Statement No.:
             ___________________________________________________________________
         3)  Filing Party:
             ___________________________________________________________________
         4)   Date Filed:
             ___________________________________________________________________

                        -------------------------------
                            NOTICE OF SPECIAL MEETING
                               AND PROXY STATEMENT

                           SPECIAL MEETING TO BE HELD
                                February 27, 2001
                        -------------------------------

Dear Shareholder:

     On behalf of our Board of Directors, I cordially invite you to attend the Special Meeting of Shareholders of Brooke Corporation to be held at 10895 Grandview Drive, Suite 250, Overland Park, Kansas on Tuesday, February 27, 2001 at 1:00 p.m. local time (the "Meeting"), for the following purposes:

     The Notice of Special Meeting of Shareholders and the Proxy Statement that follow describe the business to be conducted at the meeting.

     Whether you own a few or many shares of stock of Brooke Corporation, it is important that your shares of stock be represented. If you cannot personally attend the meeting, we encourage you to make certain you are represented at the meeting by signing and dating the accompanying proxy card and promptly returning it in the enclosed envelope. Returning your proxy card will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the meeting.


                                       Sincerely,


February 16, 2001                      /s/ Michael Hess
                                       -----------------------------------------
                                       Michael Hess
                                       President

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

Notice of Special Meeting...................................................  1

General Information.........................................................  2

Question and Answer Summary:  About the Meeting.............................  2

Proposal No. 1 - Approval of the Brooke Corporation 2001 Compensatory
                 Stock Option Plan..........................................  5

Proposal No. 2 - Approval of an amendment to the Articles of Incorporation of Brooke Corporation  to provide the Board of Directors
                 with the authority to issue Preferred Stock................  9

Proposal No. 3 - Approval of an amendment to the Articles of Incorporation of Brooke Corporation to increase the number of authorized shares of common stock from 1,485,000 to 9,500,000......... 10

Proposal No. 4 - Approval of an amendment to the Articles of Incorporation of Brooke Corporation to authorize the creation of
                 499,000 shares of preferred stock.......................... 12

Proposal No. 5 - Approval of an amendment to the Articles of Incorporation of Brooke Corporation to decrease the number of authorized shares of Convertible Preferred Stock from 15,000 to 1,000. 15

Solicitation of Proxies..................................................... 16

Other Matters............................................................... 16

Voting Trustees and Their Nominees.......................................... 16

Proxy/Voting Instruction Card

Appendix A - Brooke Corporation 2001 Compensatory Stock Option Plan

Appendix B - Amendment and Restatement to the Articles of Incorporation of
             Brooke Corporation

                  --------------------------------------------
                 NOTICE OF 2001 SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 27, 2001
                  --------------------------------------------

     NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders (the "Meeting") of Brooke Corporation, a Kansas corporation (the "Company"), will be held on Tuesday, February 27, 2001 at 1:00 p.m. local time, at 10895 Grandview Drive, Suite 250, Overland Park, Kansas for the following purposes:

     1. To consider and vote on a proposal to approve the Brooke Corporation 2001 Compensatory Stock Option Plan (the "Plan");

     2. To consider and vote on a proposal to amend the Articles of Incorporation of the Company to provide the Board of Directors with the authority to issue preferred stock;

     3. To consider and vote on a proposal to amend the Articles of Incorporation of the Company to increase the number of authorized shares of common stock from 1,485,000 to 9,500,000;

     4. To consider and vote on a proposal to amend the Articles of Incorporation of the Company to authorize an additional 499,000 shares of preferred stock;

     5. To consider and vote on a proposal to amend the Articles of Incorporation of the Company to decrease the number of authorized shares of Convertible Preferred Stock from 15,000 to 1,000; and

     6. To transact such other business as may properly come before the Meeting and at any postponements or adjournments thereof.

     Only shareholders of record at the close of business on February 15, 2001, are entitled to notice of and to vote at the Meeting or at any postponements or adjournments thereof.

     You are cordially invited and urged to attend the Meeting. All shareholders, whether or not they expect to attend the Meeting in person, are requested to complete, date and sign the enclosed form of Proxy and return it promptly in the postage-paid, return-addressed envelope provided for that purpose. By returning your Proxy promptly you can help the Company avoid the expense of follow-up mailings to ensure a quorum so that the Meeting can be held. Shareholders who attend the Meeting may revoke a prior proxy and vote in person as set forth in the proxy statement.

     THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED ITEMS. YOUR VOTE IS IMPORTANT.

                                         By Order of the Board of Directors

                                        /s/ Anita Larson
                                       ---------------------------------------
                                       Anita Larson
                                       Secretary
Phillipsburg, Kansas
Dated:  February 16, 2001

                               BROOKE CORPORATION
                            205 F. Street, 2nd Floor
                           Phillipsburg, Kansas 67661
                                 (913) 661-0123
               --------------------------------------------------
                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 27, 2001
               --------------------------------------------------

                               GENERAL INFORMATION

     We are providing you with this proxy statement in connection with the solicitation of proxies by and on behalf of the Board of Directors of Brooke Corporation, a Kansas corporation (the "Company"), for use at the Special Meeting of Shareholders to be held at 10895 Grandview Drive, Suite 250, Overland Park, Kansas on Tuesday, February 27, 2001 at 1:00 p.m. local time, and at any and all postponements or adjournments thereof (the "Meeting"). This proxy statement, the accompanying form of proxy and the Notice of Special Meeting will be first mailed or given to the Company's shareholders on or about February 16, 2001.

     Because many of the Company's shareholders may be unable to attend the Meeting in person, our board of directors solicits proxies by mail to give each shareholder an opportunity to vote on all matters presented at the Meeting. Shareholders are urged to:

     (1)  read this Proxy Statement carefully;

     (2) specify their choice in each matter by marking the appropriate box on the enclosed Proxy; and

     (3) sign, date and return the Proxy by mail in the postage-paid, return-addressed envelope provided for that purpose.

                 QUESTION AND ANSWER SUMMARY: ABOUT THE MEETING

WHAT IS BEING VOTED ON AT THE MEETING?

     The board of directors of the Company (the "Board of Directors") is asking shareholders to consider and approve five items at this Special Meeting of
Shareholders:

     *    the Brooke Corporation 2001 Compensatory Stock Option Plan;

     * the amendment of the Articles of Incorporation of the Company to provide the Board of Directors with the authority to issue preferred stock;

     * the amendment of the Articles of Incorporation of the Company to increase the number of authorized shares of common stock from 1,485,000 to 9,500,000;

     * the amendment of the Articles of Incorporation of the Company to authorize an additional 499,000 shares of preferred stock; and

     * the amendment of the Articles of Incorporation of the Company to decrease the number of authorized shares of Convertible Preferred Stock from 15,000 to 1,000.

WHO CAN VOTE AT THE MEETING?

     The Board of Directors has set February 15, 2001 as the record date for the Meeting. Only persons holding shares of the Company's common stock, $1.00 par value ("Common Stock"), of record at the close of business on the record date will be entitled to receive notice of and to vote at the Meeting. Each holder of Common Stock will be entitled to one vote per share on each matter properly submitted for vote to our shareholders at the Meeting. On the Record Date there were 692,768 shares of Common Stock outstanding held by a total of 198 shareholders of record. Therefore, there are a total of 692,768 votes that will be entitled to be cast at the Meeting.

WHAT CONSTITUTES A QUORUM FOR THE MEETING?

     Quorum for the Meeting is based on the number of votes that can be cast rather than the number of actual shares of stock that are represented because each share of Common Stock has one vote per share. To have a quorum, we need 692,768 of the votes entitled to be cast to be present, in person or by proxy, including votes as to which authority to vote on any proposal is withheld, shares of stock abstaining as to any proposal, and broker non-votes (where a broker submits a proxy but does not have authority to vote a customer's shares of stock on one or more matters) on any proposal, will be considered present at the Meeting for purposes of establishing a quorum for the transaction of business at the meeting. Each will be tabulated separately.

HOW DO I VOTE?

     If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct, unless you later revoke the proxy. Unless instructions to the contrary are marked, or if no instructions are specified, shares of stock represented by a proxy will be voted for the proposals set forth on the proxy, and in the discretion of the persons named as proxies on such other matters as may properly come before the Meeting. If you are a registered shareholder, that is, if you hold your shares of stock in certificate form, and you attend the Meeting, you may deliver your completed proxy card in person. If you hold your shares of stock in "street name," that is, if you hold your shares of stock through a broker or other nominee, and you wish to vote in person at the Meeting, you will need to obtain a proxy form from the institution that holds your shares of stock.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Company's Secretary, at the address indicated above, either a written notice of revocation, a duly executed proxy bearing a later date, or if you vote in person at the Meeting. The powers of the proxy holders will be suspended if you attend the Meeting in person and so request. However, attendance at the Meeting will not by itself revoke a previously granted proxy.

     Any written notice of revocation sent to us must include the shareholder's name and must be received prior to the Meeting to be effective.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     THE BROOKE CORPORATION 2001 COMPENSATORY STOCK OPTION PLAN. The approval of the Brooke Corporation 2001 Compensatory Stock Option Plan (Proposal No. 1) requires the affirmative vote of a majority of the outstanding shares of Common Stock present and entitled to vote at the Meeting.

     AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION.

     (1) The approval of the amendment to the Articles of Incorporation of the Company to provide the Board of Directors with the authority to issue preferred stock (Proposal No. 2) requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting.

     (2) The approval of the amendment to the Articles of Incorporation of the Company to increase the number of authorized shares of Common Stock from 1,485,000 to 9,500,000 (Proposal No. 3) requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting.

     (3) The approval of the amendment to the Articles of Incorporation of the Company to authorize an additional 499,000 shares of preferred stock (Proposal No. 4) requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting.

     (4) The approval of the amendment to the Articles of Incorporation of the Company to decrease the number of authorized shares of Convertible Preferred
Stock from 15,000 to 1,000 (Proposal No. 5) requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting and a majority of the outstanding shares of Convertible Preferred Stock entitled to vote at a separate meeting of the Convertible Preferred Stock shareholders.

     OTHER MATTERS. If you hold your shares of stock in "street name," your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares of stock may not be voted on those matters and will not be counted in determining the number of shares of stock necessary for approval. Shares of stock represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

     Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, while, except for Proposal No. 2, Proposal No. 3, Proposal No. 4 and Proposal No. 5, broker non-votes are not counted for purposes of determining whether a proposal has been approved. Therefore, for all matters presented at the Meeting, abstentions will have the same effect as a vote against the proposal and, for all matters presented at the Meeting except Proposal No. 2, Proposal No. 3, Proposal No. 4 and Proposal No. 5, broker non-votes will have no effect and for Proposal No. 2, Proposal No. 3, Proposal No. 4 and Proposal No. 5, broker non-votes will have the same effect as a vote against the proposal.

                                 PROPOSAL NO. 1

                       APPROVAL OF THE BROOKE CORPORATION
                       2001 COMPENSATORY STOCK OPTION PLAN

     The Board of Directors believes that it is in the best interest of the Company and its shareholders to adopt the Plan. At the Meeting, the shareholders will be asked to consider and vote to approve the Plan, substantially in the form of Appendix A attached hereto and made a part hereof. If the Plan is approved by the shareholders, the Plan will become effective as of the date that the Board of Directors approves the Plan.

     This section describes the material terms of the Plan. The Company urges all of the Company's shareholders to read the Plan carefully for a more complete description of its terms and conditions.

PURPOSE

     The Purpose of the Plan is to promote the success of the Company by providing increased incentive for key employees and other persons associated with the Company to further the growth, development and financial success of the Company by personally benefiting through the ownership of the Company's stock rights which recognize such growth, development and financial success. The Plan also will enable the Company to obtain and retain the services of key employees and other persons associated with the Company considered essential to the long-range success of the Company by offering them the opportunity to own stock and/or stock rights in the Company. In the judgment of the Board of Directors, an initial or increased grant under the Plan will be a valuable incentive and will inure to the ultimate benefit of shareholders by aligning more closely the interests of Plan participants with those of our shareholders. The Board of Directors believes that stock-based compensation programs are a key element in achieving the Company's anticipated financial and operational success.

ADMINISTRATION

     The Plan is administered by the Compensation Committee, unless the Board of Directors otherwise determines that it shall administer the Plan. The
Compensation Committee has the power to select Plan participants and to determine the types of awards. The Compensation Committee also has the power to interpret the Plan and the agreements pursuant to which options are granted or awarded, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules.

OPTIONS

     The Plan permits the granting of both (i) options to purchase shares of Common Stock intended to qualify as incentive stock options under the Internal Revenue Code and (ii) options to purchase shares of Common Stock that do not qualify as incentive stock options under the Internal Revenue Code. Subject to adjustments for such matters as re-capitalization, consolidation, merger, stock split, reverse stock-split, dividends payable in capital stock, re-incorporation, sale of substantially all of the corporate assets and other change-in-control transactions, the Company will reserve 90,000 shares of Common Stock for grant under the Plan.

     A stock option entitles the employee or other persons associated with the Company to purchase shares of Common Stock at the option price. The Committee will fix the option price at the time the stock option is granted, but in the case of an incentive stock option, the exercise price cannot be less than 100% of the shares' fair market value on the date of grant or, in the case of an incentive stock option granted to a 10% shareholder of the Company, 110% of the shares' fair market value on the date of grant. Further, in the case of non-qualified stock options, the price per share of the shares subject to each option cannot be less than the par value of a share of the Company's common stock. The option price may be paid in cash, by delivering shares of Common Stock, by surrendering shares of Common Stock then issuable upon exercise of the option or by delivering property of any kind which constitutes good and valuable consideration.

     Stock options may be exercised at such times and subject to such conditions as may be prescribed by the Compensation Committee; provided, however, that each stock option may not exceed 10 years from the date of grant.

ELIGIBILITY

     All officers, directors, or other employees of the Company are eligible to be granted options under the Plan; however, under current law, incentive stock options may only be granted to employees. As of February 15, 2001, approximately 105 persons would have been eligible to receive options under the Plan. The granting of options under the Plan is discretionary, and the Company cannot now determine the number or type of options to be granted in the future to any particular person or group.

AMENDMENT OR TERMINATION OF THE PLAN

     The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board of Directors. However, the Board of Directors may not take any action that would otherwise require shareholder approval as a matter of applicable law, regulation or rule.

TRANSFERABILITY

     In general, options granted under the Plan may not be sold, transferred, pledged or assigned other than by will or the laws of descent and distribution.

CHANGES IN COMMON STOCK OR ASSETS OF THE COMPANY

     In the event that the outstanding shares of Common Stock are changed into or exchanged for cash or a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock splitup, stock dividend or combination of shares, appropriate adjustments will be made by the Compensation Committee in the number and kind of shares for the purchase of which options may be granted, including adjustments of the limitation on the maximum number and kind of shares which may be issued.

     In the event of such a change or exchange, other than for shares or securities of another corporation or by reason of reorganization, the Compensation Committee will also make appropriate adjustments in the number of shares as to which all outstanding options shall be exercisable to preserve the optionee's proportionate interest in the Company.

MERGER OF THE COMPANY

     In the event of the merger or consolidation of the Company with or into another corporation, the exchange of all or substantially all of the assets of the Company for the securities of another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the

Company, pursuant to the terms of the option, all granted or awarded options will immediately vest in the optionee, and for a specified period of time prior to such event, such option shall be exercisable as to all shares covered thereby.

OPTION GRANTS. The Company has not granted any options under the Brooke Corporation 2001 Compensatory Stock Option Plan.

FEDERAL INCOME TAX CONSEQUENCES.

     The following is a summary of the Unites States federal income tax consequences that generally will arise with respect to options granted under the Plan and with respect to the sale of the Company's common stock acquired under the Plan.

     INCENTIVE STOCK OPTIONS. Generally, the grant of an incentive stock option will not be a taxable event for the optionee. An optionee will not recognize taxable income upon the grant or exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of Common Stock received pursuant to the exercise of an incentive stock option will be taxed as a long-term capital gain if the optionee holds the shares for at least two years after the date of grant and for one year after the date of exercise (the "Holding Period Requirement"). The Company will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

     For the exercise of an option to qualify for the foregoing tax treatment, the optionee generally must be an employee of the Company or an employee of a Company subsidiary from the date the option is granted through the date within three months before the date of exercise of the option.

     If all of the foregoing requirements are met except the Holding Period Requirement, the optionee will recognize ordinary income upon the disposition of Common Stock in an amount generally equal to the excess of the fair market value of Common Stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. The Company will be allowed a business expense deduction to the extent the optionee recognizes ordinary income, subject to the Company's compliance with Section 162(m) of the Internal Revenue Code and to certain reporting requirements.

     NON-QUALIFIED STOCK OPTIONS. The grant of a non-qualified stock option will not be a taxable event for the optionee or the Company. Upon exercising a non-qualified option, an optionee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified stock option, the optionee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

     If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, the Company will be entitled to a business expense deduction the same amount and generally at the same time as the optionee recognizes ordinary income.

     This summary of certain federal income tax consequences does not purport to be complete. In addition, certain state and local income taxes may be applicable to these items.

VOTE REQUIRED

     The affirmative vote of a majority of the outstanding shares of Common Stock present and entitled to vote at the Meeting is required to approve Proposal No. 1.

THE  BOARD  OF  DIRECTORS  RECOMMENDS  THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL
NO. 1

                                 PROPOSAL NO. 2

            APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION
             OF BROOKE CORPORATION TO PROVIDE THE BOARD OF DIRECTORS
                   WITH THE AUTHORITY TO ISSUE PREFERRED STOCK


     At the Meeting, shareholders will be asked to consider and vote on a proposed amendment to Article VII of the Articles of Incorporation of the Company as set forth in the Company's Amendment and Restatement to the Articles of Incorporation attached hereto as Appendix B and made a part hereof. The amendment provides the Board of Directors with the authority, subject to the limitations set forth by Kansas corporate law and the provisions of the Articles of Incorporation of the Company, to establish from time to time, by resolution or resolutions and filing of all required documents pursuant to the applicable provisions of Kansas corporate law, for the issuance of preferred stock in series, to establish from time to time the number of shares to be included in each such series, and to fix the voting powers, designations, preferences and relative, participating, optional or other rights, if any, or the qualifications, limitations or restrictions thereof.

     If this Proposal is approved by the shareholders, the Board of Directors will have the authority to issue one or more series of preferred stock to those persons and upon such terms and conditions as the Board of Directors may determine in its discretion, without further action by the shareholders, except such shareholder action as may be required by law or contractual arrangements. The proposed amendment will also provide significantly greater flexibility to the Board of Directors in structuring the terms of preferred stock that may be issued by the Company. For example, the Board of Directors would be authorized to determine, among other things, the dividend rate and preferences, the cumulative or non-cumulative nature of dividends, the redemption provisions, the sinking fund provisions and the conversion rights, the amounts payable and preferences in the event of the voluntary or involuntary liquidation of the Company.

VOTE REQUIRED

     The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is required to approve Proposal No. 2.

THE  BOARD  OF  DIRECTORS  RECOMMENDS  THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL
NO. 2

                                  PROPOSAL NO.3

            APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION
           OF BROOKE CORPORATION TO INCREASE THE NUMBER OF AUTHORIZED
               SHARES OF COMMON STOCK FROM 1,485,000 TO 9,500,000


     At the Meeting, the shareholders will be asked to consider and vote on a proposed amendment to Article IV of the Articles of Incorporation of the Company as set forth in the Company's Amendment and Restatement to the Articles of Incorporation attached hereto as Appendix B and made a part hereof. The amendment authorizes an increase in the number of shares of Common Stock from 1,485,000 to 9,500,000 and, as a result, increases the Company's total authorized shares of capital stock from 1,500,000 shares to 10,000,000 shares, assuming approval of Proposal No. 4 and Proposal No. 5.

     As of February 15, 2001, 692,768 shares of Common Stock were outstanding and 11,250 shares were held in treasury.

     The Board of Directors believes that the proposed increase in the number of shares of Common Stock is in the best interest of the Company and the Shareholders and believes it is advisable to increase the number of shares of Common Stock to have such shares available for, among other things, stock splits, stock dividends, acquisitions, financing transactions, the Plan and other corporate purposes as may arise. Having this authorized stock available for issuance in the future will give the Company greater flexibility and will allow additional shares of stock to be issued without the expense and delay of a stockholders' meeting. This kind of delay might deny the Company the flexibility the Board of Directors views as important in facilitating the effective use of the Company's securities. The Company has no present commitments, agreements or intent to issue additional shares of Common Stock.

     If the shareholders approve this Proposal, the additional authorized shares of Common Stock will be part of the existing class of Common Stock and will increase the number of shares available for issuance by the Company. If and when such Common Stock is issued, the proposed additional shares will have the same rights and privileges as the shares of Common Stock currently outstanding.

     The issuance of additional shares of Common Stock could reduce existing shareholders' percentage ownership and voting power in the Company and, depending on the transaction in which the shares are issued, could affect the per share book value or other per share financial measures. In addition, the additional shares of Common Stock of the Company that are the subject of this Proposal could be used in an attempt to block an unsolicited acquisition through the issuance of large blocks of stock to persons or entities considered by the Company's officers and directors to be opposed to the acquisition, which might be deemed to have an anti-takeover effect. In fact, the mere existence of a block of authorized but unissued shares, and the ability of the Board of Directors to issue such shares without shareholder approval, might deter a bidder from seeking to acquire the Company's shares on an unfriendly basis. However, the Board of Directors does not now intend or view the additional shares of Common Stock as an anti-takeover measure, nor is the Board of Directors aware of any proposed transactions of this type. The Company is not submitting this Proposal to enable the Company to frustrate any efforts by another party to acquire a controlling interest in the Company's shares or to seek representation on the Board of Directors.

VOTE REQUIRED.

     The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is required to approve Proposal No.3.

THE  BOARD  OF  DIRECTORS  RECOMMENDS  THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL
NO. 3

                                 PROPOSAL NO. 4

            APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION
           OF BROOKE CORPORATION TO AUTHORIZE THE CREATION OF 499,000
                            SHARES OF PREFERRED STOCK

     At the Meeting, the shareholders will be asked to consider and vote on a proposed amendment to Article IV of the Articles of Incorporation of the Company as set forth in the Company's Amendment and Restatement to the Articles of Incorporation attached hereto as Appendix B and made a part hereof. The amendment authorizes the creation of 499,000 shares of preferred stock and, as a result, increases the Company's total authorized shares of capital stock from 1,500,000 shares to 10,000,000 shares, assuming approval of Proposal No. 3 and Proposal No. 5. The authorized shares will consist of 100,000 shares of 2002 Convertible Preferred Stock and 399,000 shares of what is commonly known as "undesignated" preferred stock. The Company currently is authorized to issue 15,000 shares of Convertible Preferred Stock (the "Convertible Preferred Stock") of which 781.33 shares are currently issued and outstanding.

     The Board of Directors believes that the proposed authorization of additional preferred stock is in the best interest of the Company and its shareholders and believes it is advisable to authorize such shares to have them available for, among other things, pursuit of financing opportunities, future investments, employee retention and other corporate purposes as may arise.

2002 CONVERTIBLE PREFERRED STOCK

     If this Proposal is approved, the 2002 Convertible Preferred Stock class will consist of 100,000 shares of capital stock, par value $25.00 per share, which may be issued upon the following terms.

     Dividend Rights. The holders of 2002 Convertible Preferred Stock will be entitled to receive, out of funds at the time legally available for payments of dividends under Kansas corporate law, a cumulative dividend in cash at the rate of 10% of the liquidation value of such stock per share per annum payable, if as and when determined by the Board of Directors, due and payable on March 31, June 30, September 30 and December 31 of each year, after any dividend shall be set apart or paid on the Convertible Preferred Stock for the current fiscal year but before any dividend shall be set apart or paid on the Common Stock in and for any fiscal year of the Company.

     Terms of Conversion. On or prior to April 1, 2002, the holders of 2002 Convertible Preferred Stock will have the right, at their option, to convert all or part of their 2002 Convertible Preferred Stock holdings to Common Stock. In the event that the holders of 2002 Convertible Preferred Stock elect to convert their shares to Common Stock, one share of 2002 Convertible Preferred Stock will be exchanged for one share of Common Stock. The conversion of shares shall occur immediately upon written notice to the Company.

     Redemption. After April 1, 2002, the 2002 Convertible Preferred Stock shall be subject to redemption at the option of the Company at a redemption value of $27.50 per share on any dividend payment date. The 2002 Convertible Preferred Stock does not have any restriction on the repurchase or redemption of shares by the registrant while there is any arrearage in the payment of dividends or sinking fund installments.

     Voting Rights. The 2002 Convertible Preferred Stock will have no voting rights.

     Liquidation Rights. In the case of liquidation or dissolution of the Company, the holders of the 2002 Convertible Preferred Stock shall be entitled to be paid in full the liquidation value, $25.00 per share, of their shares after payment of full liquidation value to the holders of Convertible Preferred Stock and before any amounts shall be paid to the holders of Common Stock. Payment to the holders of 2002 Convertible Preferred Stock in the event of liquidation or dissolution shall be subordinate to payments to the holders of the Convertible Preferred Stock.

     Distribution. The Company intends to distribute the 2002 Convertible Preferred Stock in a public offering to Kansas residents. The 2002 Preferred Convertible Stock will be offered on a "best efforts basis" by authorized employees of the Company, in an offering exempt from registration under the Securities Act of 1933, as amended (the "Act"), pursuant to Section 3(a)(11) of the Act and Rule 147 promulgated by the Securities and Exchange Commission thereunder. The per share price of the 2002 Convertible Preferred Stock will be $25.00. Assuming the Company sells all 100,000 shares of the 2002 Convertible Preferred Stock, the net proceeds to the Company will be $2,200,000. Although there is no commission payable in connection with this offering, the Company anticipates $300,000 in offering expenses.

     The Company plans to invest the proceeds of the offering in its wholly-owned finance company subsidiary, Brooke Credit Corporation. Brooke Credit Corporation will use the proceeds to increase its loan and commission receivable balances by repurchasing certain of the loans previously made by it and sold to participating lenders. In addition, the increased capital is expected to improve Brooke Credit Corporation's creditworthiness. This will allow Brooke Credit Corporation to increase its interest margins on loans retained in its portfolio by selling bonds at a lesser interest rate and/or increase its margins on loans sold to participating lenders.

UNDESIGNATED PREFERRED STOCK

     If this Proposal is approved by the Shareholders, a new class of preferred stock will be created which will consist of 399,000 shares of what is commonly known as "undesignated" preferred stock (the "Undesignated Stock"). The term "undesignated" preferred stock refers to stock for which the designations, preferences, conversion rights, and cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof, will be determined by the Board of Directors on some future date. As such, the Board of Directors will, assuming the approval of this Proposal, Proposal No. 2 and Proposal No. 5 by the Company's shareholders, be entitled to authorize the creation and issuance of 399,000 shares of preferred stock in series with such limitations and restrictions as may be determined in the sole discretion of the Board of Directors, with no further authorization by the Company's shareholders.

     The Board of Directors believes that the Undesignated Stock will provide the Company with increased flexibility in connection with future actions of the Company, including financing transactions and other corporate purposes as may arise. The Undesignated Stock will also allow additional shares of stock to be issued without the expense and delay of a shareholders' meeting. This kind of delay might deny the Company the flexibility the Board of Directors views as important in facilitating the effective use of the Company's securities.

     While the Company may consider issuing preferred stock in the future, the Company does not have any current commitments, arrangements, understandings or plans with respect to the issuance of shares of the Undesignated Stock; therefore, the terms of any preferred stock subject to this proposal cannot be stated or predicted with respect to any or all of the securities authorized.

     It is not possible to determine the actual effect of the Undesignated Stock on the rights of the Company's shareholders until the Board of Directors determines the rights of the holders of a series of the Undesignated Stock. However, such effects might include:

     *    restrictions  on the  payment  of  dividends  to holders of the Common
          Stock;
     * dilution of voting power to the extent that the holders of shares of Undesignated Stock are given voting rights and whether the Undesignated Stock has disproportionate voting rights;
     * dilution of the equity interests and voting power of the Common Stock if the Undesignated Stock is convertible into Common Stock; and
     * restrictions upon any distribution of assets to the holders of Common Stock upon liquidation or dissolution and until the satisfaction of any liquidation preferences granted to the holders of the Undesignated Stock.

     The Undesignated Stock could be used in an attempt to block an unsolicited acquisition through the issuance of large blocks of stock to persons or entities considered by the Company's officers and directors to be opposed to the acquisition, which might be deemed to have an anti-takeover effect. In fact, the mere existence of a block of authorized but unissued shares, and the ability of the Board of Directors to issue such shares without shareholder approval, might deter a bidder from seeking to acquire the Company's shares on an unfriendly basis. However, the Board of Directors does not now intend or view the Undesignated Stock as an anti-takeover measure, nor is the Board of Directors aware of any proposed transactions of this type. The Company is not submitting this Proposal to enable the Company to frustrate any efforts by another party acquire a controlling interest in the Company's shares or to seek representation on the Board of Directors.

VOTE REQUIRED.

     The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is required to approve Proposal No. 4.

THE  BOARD  OF  DIRECTORS  RECOMMENDS  THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL
NO. 4

                                 PROPOSAL NO. 5

            APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION OF BROOKE CORPORATION TO DECREASE THE NUMBER OF AUTHORIZED SHARES OF CONVERTIBLE PREFERRED STOCK FROM 15,000 TO 1,000

     At the Meeting, the shareholders will be asked to consider and vote on a proposed amendment to Article IV of the Articles of Incorporation of the Company as set forth in the Company's Amendment and Restatement to the Articles of Incorporation attached hereto as Appendix B and made a part hereof. The amendment authorizes a decrease in the number of shares of Convertible Preferred Stock from 15,000 to 1,000. As of February 15, 2001, 781.33 shares of Convertible Preferred Stock were outstanding.

     The Board of Directors believes that the proposed decrease in the number of authorized shares of Convertible Preferred Stock is in the best interest of the Company and the shareholders and believes it is advisable to decrease the number of shares Convertible Preferred Stock to increase the marketability of the 2002 Convertible Preferred Stock. If the shareholders approve this Proposal, prospective purchasers of the 2002 Convertible Preferred Stock will be assured that the Company cannot issue, without the approval of the shareholders, more than an additional 218.67 shares of Convertible Preferred Stock which have rights superior to the 2002 Convertible Preferred Stock. The Board of Directors also believes that there will be no effect on the outstanding shares of Convertible Preferred Stock since this amendment will only eliminate unissued shares of Convertible Preferred Stock.

VOTE REQUIRED

     The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting and a majority of the outstanding shares of Convertible Preferred Stock entitled to vote at a separate meeting of the Convertible Preferred Stock shareholders.

THE  BOARD  OF  DIRECTORS  RECOMMENDS  THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL
NO. 5

                             SOLICITATION OF PROXIES

     This solicitation is being made by mail on behalf of the Board of Directors, but may also be made without additional remuneration by officers or employees of the Company by telephone, telegraph, facsimile transmission or personal interview. The expense of the preparation, printing and mailing of this Proxy Statement and the enclosed form of Proxy and Notice of Special Meeting, and any additional material relating to the Meeting which may be furnished to shareholders by the Board of Directors subsequent to the furnishing of this Proxy Statement, has been or will be borne by the Company. The Company will reimburse banks and brokers who hold the Common Stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold Common Stock. To obtain the necessary representation of shareholders at the Meeting, supplementary solicitations may be made by mail, telephone or interview by officers of the Company or selected securities dealers. It is anticipated that the cost of any other supplementary solicitations, if any, will not be material.

                                  OTHER MATTERS

     The Board is not aware of any matters to come before the Meeting, other than those specified in the Notice of Special Meeting. However, if any other matter requiring a vote of the shareholders should arise at the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their best judgment.

                       VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Company whether other persons are the beneficial owners of Common Stock for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the Common Stock.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON, ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. BY RETURNING YOUR PROXY CARD PROMPTLY YOU CAN HELP THE COMPANY AVOID THE EXPENSE OF FOLLOW-UP MAILINGS TO ENSURE A QUORUM SO THAT THE MEETING CAN BE HELD. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE A PRIOR PROXY AND VOTE THEIR PROXY IN PERSON AS SET FORTH IN THIS PROXY STATEMENT.


                                          By Order of the Board of Directors


                                          /s/ Anita Larson
                                          -------------------------------
                                          Anita Larson
                                          Secretary


Phillipsburg, Kansas
February 16, 2001

                          PROXY/VOTING INSTRUCTION CARD

                               BROOKE CORPORATION
                            205 F. Street, 2nd Floor
                           Phillipsburg, Kansas 67661
                                 (913) 661-0123


                     SPECIAL MEETING DATE: February 27, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF
                                    DIRECTORS

The undersigned shareholder of Brooke Corporation (the "Company"), a Kansas corporation, hereby constitutes and appoints Anita Larson, Secretary, and each of them, proxies, with full power of substitution, for and on behalf of the undersigned to vote, as designated below, according to the number of shares of the Company's $1.00 par value common stock held of record by the undersigned on February 15, 2001, and as fully as the undersigned would be entitled to vote if personally present, at the Special Meeting of Shareholders to be held at 10895 Grandview Drive, Suite 250, Overland Park, Kansas on Tuesday, February 27, 2001 at 1:00 p.m. local time, and at any postponements or adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF PROPERLY EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF EACH OF THE OTHER ITEMS SET FORTH ON THE PROXY.

Please mark boxes [X] in ink. Sign, date and return this Proxy promptly, using the enclosed envelope.

1. Proposal to consider approval of the Brooke Corporation 2001 Compensatory Stock Option Plan.

         [  ] FOR                 [  ] AGAINST             [  ] ABSTAIN

2. Proposal to consider amendment to the Articles of Incorporation of Brooke Corporation to provide the Board of Directors with the authority to issue preferred stock.

         [  ] FOR                 [  ] AGAINST             [  ] ABSTAIN

3. Proposal to consider amendment to the Articles of Incorporation of Brooke Corporation to increase the number of authorized shares of common stock of Brooke Corporation from 1,485,000 to 9,500,000.

         [  ] FOR                 [  ] AGAINST             [  ] ABSTAIN

4. Proposal to consider amendment to the Articles of Incorporation of Brooke Corporation to authorize the creation of 499,000 additional shares of preferred stock.

         [  ] FOR                 [  ] AGAINST             [  ] ABSTAIN

5. Proposal to consider amendment to the Articles of Incorporation of Brooke Corporation to decrease the number of authorized shares of Convertible Preferred Stock of Brooke Corporation from 15,000 to 1,000.

         [  ] FOR                 [  ] AGAINST             [  ] ABSTAIN

6. In the discretion of such proxy holders, upon such other business as may properly come before the Meeting or any and all postponements or adjournments thereof.

     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders, dated February 16, 2001 and the Proxy Statement furnished therewith.

                                     Dated    ____________________ 2001


                                     -------------------------------------------
                                     Authorized Signature

                                     -------------------------------------------
                                     Title

                                     -------------------------------------------
                                     Authorized Signature

                                     -------------------------------------------
                                     Title

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. Executors, administrators, trustees and other fiduciaries, and persons signing on behalf of corporations or partnerships, should so indicate when signing.

TO SAVE THE COMPANY ADDITIONAL VOTE SOLICITATION EXPENSES, PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE.

NON-VOTING INSTRUCTIONS

     [ ] SPECIAL MEETING. Please check here to indicate that you plan to attend the Special Meeting of Shareholders on February 27, 2001.

                                   APPENDIX A

--------------------------------------------------------------------------------









                               BROOKE CORPORATION

                       2001 COMPENSATORY STOCK OPTION PLAN











                         Adopted as of ___________, 2001












--------------------------------------------------------------------------------

                               BROOKE CORPORATION
                       2001 COMPENSATORY STOCK OPTION PLAN


     Brooke Corporation, a Kansas corporation (the "Company"), has adopted this 2001 Compensatory Stock Option Plan (the "Plan"), effective as of _________, 2001, for the benefit of its eligible Employees.

     The purposes of this Plan are as follows:

          (a) to provide increased incentive for key Employees and other persons associated with the Company to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock rights which recognize such growth, development and financial success; and

          (b) to enable the Company to obtain and retain the services of key Employees and other persons associated with the Company considered essential to the long-range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I

                                   DEFINITIONS

     Section 1.01. General. Wherever the following terms are used in this Plan they shall have the meaning specified below, unless the context clearly indicates otherwise.

     "Articles  of   Incorporation"   shall  mean  the  Company's   Articles  of
Incorporation on file with the Kansas Secretary of State.

     "Beneficiary" shall mean the person or persons properly designated by the Optionee, including his spouse or heirs at law, to exercise such Optionee's rights under this Plan in the event of the Optionee's death, or if the Optionee has not designated such person or persons, or such person or persons shall have pre-deceased the Optionee, the executor or administrator of the Optionee's estate. Designation, revocation and redesignation of Beneficiaries must be made in writing in accordance with the rules established by the Committee and shall be effective upon delivery to the Committee.

     "Board" shall mean the Board of Directors of the Company.

     "Bylaws" shall mean the Bylaws of the Company, as amended from time to time.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Committee" shall mean a compensation committee of the Board, appointed as provided in Section 2.01.

     "Common Stock" shall mean the common stock of the Company, par value $1.00 per share.

     "Company" shall mean Brooke Corporation, a Kansas corporation, or any parent or subsidiary of Brooke Corporation as described in Section 424(e) or
Section 424(f) of the Code.

     "Director" shall mean a member of the Board.

     "Employee" shall mean any officer, director, or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company and, to the extent permitted by applicable law, any persons associated with the Company.

     "Expiration Date" shall mean the last day of the term of the Option as established in Section 5.03.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" of a share of Common Stock as of a given date shall be the average of the daily market price for the 10 consecutive trading days immediately preceding the valuation date. The market price for each such trading day shall be: (a) if the shares of Common Stock are listed or admitted to trading on any securities exchange or the NASDAQ-National Market System, the closing price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day, (b) if the shares of Common Stock are not listed or admitted to trading on any securities exchange or the NASDAQ-National Market System, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the Company, or (c) if the shares of Common Stock are not listed or admitted to trading on any securities exchange or the NASDAQ-National Market System and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the Company, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 10 days prior to the date in question) for which prices have been so reported; provided (d) that if there are no bid and asked prices reported during the 10 days prior to the date in question, the Fair Market Value of the shares of Common Stock shall be determined by the Committee acting in good faith on the basis of such quotations and other information as it considers, in its absolute discretion appropriate

     "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

     "Non-Qualified Stock Option" shall mean an Option which is intended to be an Option, but does not qualify as an Incentive Stock Option or which is not designated as such by the Committee.

     "Option" shall mean a stock option granted pursuant to this Plan. An option granted under this Plan shall be either a Non-Qualified Stock Option or an Incentive Stock Option.

     "Option Agreement" shall mean the agreement between the Company and the Optionee pursuant to which Options are issued.

     "Optionee" shall mean an Employee or person associated with the Company and who is granted an Option under this Plan.

     "Plan" shall mean this Brooke Corporation 2001 Compensatory Stock Option Plan.

     "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.

     "Stock Option Agreement" has the meaning specified in Section 5.01.

     "Tax Date" has the meaning specified in Section 7.06.

     "Termination of Employment" shall mean the time when the employee-employer relationship between the Optionee and the Company is terminated for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, permanent and total disability or retirement; but excluding
(a) terminations where there is a simultaneous reemployment or continuing employment of an Optionee by the Company and (b) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship that do not exceed one year. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment, provided, however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided in writing.

     Section 1.02. Gender and Number. Wherever the masculine gender is used it shall include the feminine and neuter, and wherever a singular pronoun is used it shall include the plural, unless the context clearly indicates otherwise.

                                   ARTICLE II

                                 ADMINISTRATION

     Section 2.01. Compensation Committee. This Plan shall be administered by the Committee, unless the Board otherwise determines that it shall administer this Plan. If the Board otherwise so determines, all references herein to the Committee shall then be deemed to refer to the Board. The Committee shall consist of two or more Directors who are "outside directors" as defined under
Section 162(m) of the Code and the regulations promulgated thereunder, appointed by and holding office at the pleasure of the Board, each of whom is not then an officer of the Company and each of whom is a "disinterested person" as defined by Rule 16b-3. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

     Section 2.02. Duties and Powers of the Committee. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the Options, and the agreements pursuant to which the Options are granted or awarded, and to adopt such rules for the administration, interpretation and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such grant or award under this Plan need not be the same with respect to each Optionee. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of
Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 are required to be determined in the sole discretion of the Committee.

     Section 2.03. Majority Rule. The Committee shall act by a majority of its members in attendance at a meeting, or to the extent permitted by law and the Bylaws, by telephonic meeting, at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

     Section 2.04. Compensation;  Professional  Assistance;  Good Faith Actions.
Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may employ, with the approval of the Board, attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Options, Optionees, the Company and all other interested persons. No members of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or any Option, and all members of the Committee shall be fully protected by the Company in respect of any such action, determination or interpretation.

     Section 2.05. No Liability. No member of the Board or the Committee, or Director, officer or employee of the Company shall be liable, responsible or accountable in damages or otherwise for any determination made or other action taken or any failure to act by such person so long as such person is not determined to be guilty by a final adjudication of willful misconduct with respect to such determination, action or failure to act.

     Section 2.06. Indemnification. To the fullest extent permitted by law, each of the members of the Board and the Committee and each of the Directors, officers and employees of the Company shall be held harmless and be indemnified by the Company for any liability, loss (including amounts paid in settlement), damages or expenses (including reasonable attorneys' fees) suffered by virtue of any determinations, acts or failures to act, or alleged acts or failures to act, in connection with the administration of this Plan so long as such person is not determined by a final adjudication to be guilty of willful misconduct with respect to such determination, action or failure to act.

                                   ARTICLE III

                             SHARES SUBJECT TO PLAN

     Section 3.01. Shares Subject to Plan. The shares subject to Options shall be shares of the Company's Common Stock, and the aggregate number of such shares which may issued upon exercise of such options shall not exceed 90,000 shares. The shares of Common Stock issuable upon exercise or grant of an Option may be either previously authorized but unissued shares or issued shares which have been repurchased by the Company. In addition, any shares of Common Stock subject to Option, which for any reason is terminated, unexercised or expires shall again be available for issuance under the Plan.

                                   ARTICLE IV

                               GRANTING OF OPTIONS

     Section 4.01. Eligibility. Any Employee or person associated with the Company and selected by the Committee pursuant to Section 4.04(a)(i) shall be eligible to be granted an Option.

     Section 4.02. Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. In particular, the term of such Incentive Stock Options shall not exceed five years and shall satisfy the requirements of Section 5.04(c) regarding sequential exercise.

     Section 4.03. Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code.

     Section 4.04. Granting of Options.

          (a) The Committee shall from time to time, in its absolute discretion:

               (i) determine which Employees or persons associated with the Company are key Employees and select from among the key Employees or such persons (including Employees or persons to whom Options have previously been granted) such of them as in its opinion should be granted Options;

               (ii) determine the number of shares to be subject to such Options granted to the selected key Employees or such persons;

               (iii) determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options; and

               (iv) determine the terms and conditions of such Options, consistent with this Plan.

          (b) Upon the selection of a key Employee or persons associated with the Company to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee that the Employee surrender for cancellation some or all of the unexercised Options which have been previously granted to him under this Plan. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option, may cover the same (or a lesser or greater) number of shares as such surrendered right, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered right

          (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an "incentive stock option" under Section 422 of the Code. Any Option granted hereunder that fails to meet the requirements of an Incentive Stock Option shall be considered a Non-Qualified Stock Option.

                                    ARTICLE V

                                TERMS OF OPTIONS

     Section 5.01. Option Agreement. Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

     Section 5.02. Option Price. The price per share of the shares subject to each Option shall be set by the Committee; provided, however, that such price shall be no less than the par value of a share of Common Stock and in the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock as of the date the Option is granted; provided further, that in the case of Incentive Stock Options such price shall be no less than 110% of the Fair Market Value of a share of Common Stock as of the date the Option is granted if such Option is granted to a person who owns 10% or more of the total combined voting power of all classes of stock of the Company.

     Section 5.03. Option Term. The term of an Option shall be set by the Committee in its discretion; provided, however, that no such term shall exceed a reasonable time period, and provided further that, in the case of Incentive Stock Options, the term shall not be more than 10 years from the date the Incentive Stock Option is granted. The last day of the term of the Option shall be the Option's Expiration Date.

     Section 5.04. Option Vesting.

          (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee, and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that no Option shall be exercisable by any Optionee who is then subject to Section 16 of the Exchange Act within the period ending six months after the date the Option is granted. At any time after grant of an Option, the Committee may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

          (b) No portion of an Option which is unexercisable at Termination of Employment shall thereafter become exercisable; provided, however, that provision may be made that such Option shall become exercisable, with the consent of the Committee, in the event of a Termination of Employment because of the Optionee's normal retirement or permanent and total disability (each as determined by the Committee in accordance with Company policies), death or early retirement.

          (c) To the extent that the aggregate Fair Market Value of stock with respect to which Incentive Stock Options (determined without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company or any Company Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 5.04(c), the Fair Market Value of stock shall be determined as of the time the Option, with respect to such stock, is granted.

     Section 5.05. Exercise of Option After Termination of Employment. For those Participants who are Employees, an Option is exercisable by an Optionee only while he is an Employee. The preceding notwithstanding, an Option may be exercised subsequent to an Optionee's Termination of Employment, subject to the following limitations:

          (a) If the Optionee dies while an Option is exercisable under the terms of this Plan, the Optionee's Beneficiary may exercise such rights, to the extent the Optionee could have done so immediately preceding his death. Any such Option must be exercised within 12 months after the Optionee's death, and the Committee may in its discretion extend the Expiration Date of such Option to accommodate such exercise; provided, however, that the term of an Incentive Stock Option may not be extended beyond 10 years from the date of grant.

          (b) If the Optionee's employment is terminated due to his permanent and total disability, as defined in Section 22(e)(3) of the Code, the Optionee may exercise his Option, to the extent exercisable as of his Termination of Employment, within 12 months after termination, but no later than the Option's Expiration Date.

          (c) Except as provided in Section 5.05(d), if the Optionee's employment is terminated for any reason other than those set forth in subsection (a) or (b) above, the Optionee may exercise his Option, to the extent exercisable as of his Termination of Employment, within three months after Termination of Employment, but not later than the Option's Expiration Date.

          (d) If the Optionee's employment is terminated for good cause, as determined by the Company, in its sole discretion, Options granted under the Plan shall expire on the date of the Termination of Employment.

                                   ARTICLE VI

                               EXERCISE OF OPTIONS

     Section 6.01. Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

     Section 6.02. Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon:

          (a) Delivery of all of the following to the Secretary of the Company or his office:

               (i) a written notice complying with the applicable rules established by the Committee or the Company stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

               (ii) such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars; and

               (iii) in the event that the Option shall be exercised pursuant to
          Section 5.05(a) by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

          (b) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, at the discretion of the Committee, the terms of the Option may
     (i) allow a delay in payment up to 30 days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option; or (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration.

     Section 6.03. Issuance of Shares. As soon as practicable after receipt by the Company, pursuant to Section 6.02(b), of full cash payment for the shares with respect to which an Option, or portion thereof, is exercised by an Optionee, with respect to each such exercise, the Company shall transfer to the Optionee the number of shares equal to the quotient of:

          (a) the amount of the payment made by the Optionee to the Company pursuant to Section 6.02(b); and

          (b) the price per share of the shares subject to the Option as determined pursuant to Section 5.02.

     Section 6.04. Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or to deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) the admission of such shares to listing on all stock exchanges on which such class of stock is then listed, if any;

          (b) the completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee shall, in its absolute discretion, deem necessary or advisable;

          (c) obtaining any approval or other clearance from any state or federal governmental agency which the Committee shall determine, in its absolute discretion, to be necessary or advisable;

          (d) the lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience; and

          (e) the receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

     Section 6.05. Rights as Stockholders. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

     Section 6.06. Transfer Restrictions. The Committee, in its absolute discretion, may impose such additional restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee will require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting such Option to such Employee or
(b) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

     Section 7.01. Not Transferable. Options under this Plan may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution; provided, however, that an Optionee may designate a Beneficiary to exercise his Option or other rights under this Plan after his death. No Option or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee, or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect;

provided, however, that nothing in this Section 7.01 shall prevent transfers by will or by the applicable laws of descent and distribution. An Option shall be exercised during the Optionee's lifetime only by the Optionee or his guardian or legal representative.

     Section 7.02. Amendment, Suspension or Termination of this Plan. This Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without approval of the Company's stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Committee or Board, except as provided in Section 7.03, may increase the limits imposed in
Section 3.01 on the maximum number of shares which may be issued under this Plan, and no action of the Committee or Board may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan, without the consent of the holder of an Option, shall alter or impair any rights or obligations under any Option theretofore granted or awarded. No Option may be granted or awarded during any period of suspension nor after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

          (a) the expiration of ten years from the date the Plan is adopted by the Board; or

          (b) the expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 7.05.

     Section 7.03. Changes in Common Stock or Assets of the Company. In the event that the outstanding shares of Common Stock are hereafter changed into or exchanged for cash or a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock splitup, stock dividend or combination of shares, appropriate adjustments shall be made by the Committee in the number and kind of shares for the purchase of which Options may be granted, including adjustments of the limitation in Section 3.01 on the maximum number and kind of shares which may be issued.

     In the event of such a change or exchange, other than for shares or securities of another corporation or by reason of reorganization, the Committee shall also make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options or Performance Awards, or portions thereof then unexercised, shall be exercisable. Such adjustment shall be made with the intent that after the change or exchange of shares, each Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option may include a necessary or appropriate corresponding adjustment in the Option exercise price, but shall be made without change in the total price applicable to the Option, or the unexercised portion thereof (except for any change in the aggregate price resulting from rounding off of share quantities or prices).

     Where an adjustment of the type described above is made to an Incentive Stock Option under this Section, the adjustment will be made in a manner which will not be considered a "modification" under the provisions of subsection 424(h)(3) of the Code.

     In the event of a "spin-off" or other substantial distribution of assets of the Company which has a material diminutive effect upon the Fair Market Value of the Company's Common Stock, the Committee may in its discretion make an appropriate and equitable adjustment to the Option exercise price to reflect such diminution.

     Section 7.04. Merger of the Company. In the event of the merger or consolidation of the Company with or into another corporation, the exchange of all or substantially all of the assets of the Company for the securities of another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company:

          (a) Pursuant to the terms of the Option, all granted or awarded Options will immediately vest in the Optionee, and for a specified period of time prior to such event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i)
     Section 5.04 or (ii) the provisions of such Option.

     Section 7.05. Approval of Plan by Stockholders. This Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of this Plan. Options may be granted prior to such stockholder approval; provided that such Options shall not be exercisable prior to the time when this Plan is approved by the stockholders; and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options previously granted under this Plan shall thereupon be considered Non-Qualified Stock Options. The Company shall take such actions with respect to the Plan as may be necessary to satisfy the requirements of Rule 16b-3.

     Section 7.06. Tax Withholding. The Company shall be entitled to require payment or deduction from other compensation payable to each Optionee of any sums required by federal, state or local tax law to be withheld with respect to any Option. The Committee may in its discretion allow such Optionee to elect to have the Company withhold shares of Common Stock (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. If the Optionee elects to advance such sums directly, written notice of that election shall be delivered on or prior to such exercise and, whether pursuant to such election or pursuant to a requirement imposed by the Company payment in cash or by check of such sums for taxes shall be delivered within two days after the date of exercise. If, as allowed by the Committee, the Optionee elects to have the Company withhold shares of Common Stock (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld, the value of the shares of Common Stock to be withheld (or returned as the case may be) will be equal to the Fair Market Value of such shares as of the date that the amount of tax to be withheld is to be determined (the "Tax Date"). Elections by such persons to have shares of Common Stock withheld for this purpose will be subject to the following restrictions: (a) the election must be made on or prior to the Tax Date, (b) the election must be irrevocable, (c) the election shall be subject to the disapproval of the Committee, and (d) if the person is an officer of the Company within the meaning of Section 16 of the Exchange Act, the election shall be subject to such additional restrictions as the Committee may impose in an effort to secure the benefits of any regulations thereunder. The Committee shall not be obligated to issue shares and/or distribute cash to any person upon exercise of any right until such payment has been received or shares have been so withheld, unless withholding (or offset against a cash payment) as of or prior to the date of such exercise is sufficient to cover all such sums due or which may be due with respect to such exercise.

     Section 7.07. Limitations Applicable to Section 16 Persons.

          (a) Notwithstanding any other provision of this Plan, any Option granted to a key Employee who is then subject to Section 16 of the Exchange Act is subject to the following additional limitations:

               (i) the Option agreement may provide for the issuance of shares of Common Stock as a stock bonus for no consideration other than services rendered; and

               (ii) in the event of an Option under which shares of Common Stock are or in the future may be issued for any type of consideration other than services rendered, the amount of such consideration shall be equal to the minimum amount (such as the par value of such shares) required to be received by the Company to comply with applicable state law.

          (b) Notwithstanding any other provision of this Plan, this Plan, and any Option to a key Employee who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act
     (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. Any such additional limitation shall be set forth in an annex to this Plan, such annex to be incorporated herein by this reference and made part of this Plan.

          (c) With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan, other than the issuance of Non-Qualified Stock Options, are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan insofar as participants subject to
     Section 16 are concerned.

     Section 7.08. Plan Designation and Status. Notwithstanding the designation of this document as a Plan for convenience of reference and to standardize certain provisions applicable to all types of Options, each Option shall be deemed to be a separate "plan" for purposes of Section 16 of the Exchange Act and any applicable state securities laws.

     Section 7.09. Release of Restrictions. Any or all of the foregoing limitations in Sections 7.07 and 7.08 on Options granted to key Employees shall be suspended if, to the extent, as to such persons, and for so long as the Securities and Exchange Commission by regulation or official staff interpretation or a no-action letter issued to the Company determines that such limitation is not necessary to secure the benefits otherwise available with respect to a "plan" or particular award, as the case may be, under any applicable exemptive rule under
Section 16 of the Exchange Act.

     Section 7.10. Effect of Plan Upon Options and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Company Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for employees of the Company or any Company Subsidiary or (b) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate or partnership purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association or the performance of services for the benefit of the Company.

     Section 7.11. Compliance with Laws. This Plan, the granting and vesting of Options under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, or Options awarded hereunder, shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     Section 7.12. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

     Section 7.13. Governing Law. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Kansas without regard to conflicts of laws thereof.

     Section 7.14. Continued Employment. Nothing in the Plan or in any Option Agreement shall confer upon any Participant the right to continue in the employment of the Company or affect any right which the Company may have to terminate the employment of such participant.

     Section 7.15. Severability. If any portion of this Plan is declared by a court of competent jurisdiction to be invalid or unenforceable after all appeals have either been exhausted or the time for any appeals to be taken has expired, the remainder of the terms, provisions, covenants and restrictions of this Plan shall remain in full force and effect and in no way be affected, impaired or invalidated.

                                  CERTIFICATION
                                  -------------

     The undersigned, being the duly appointed and acting Secretary of the Company, hereby certifies that the foregoing 2001 Compensatory Stock Option Plan was adopted by the Company's Board of Directors on ___________, 2001, and approved by the Company's shareholders on ____________, 2001.



                                       ------------------------------



                                       By_______________________________________
                                            _________________, Secretary

                                   APPENDIX B


                            AMENDMENT AND RESTATEMENT
                                     TO THE
                            ARTICLES OF INCORPORATION

                               BROOKE CORPORATION



                                    ARTICLE I

The name of this corporation is BROOKE CORPORATION.


                                   ARTICLE II

The registered office of the Corporation in the State of Kansas, county of Harvey, is at 414 Main, P.O. Box 627, Newton, Kansas 67114. The resident agent at that address is Leland G. Orr.

                                   ARTICLE III

This Corporation is organized for profit and the nature of its business or purposes to be conducted or promoted are:

1. To engage in the business of purchasing, acquiring, soliciting, selling, negotiating and otherwise dealing in the business of insurance through the use of agents employed by said corporation, which agents are lawfully licensed and authorized to transact insurance business within the state of Kansas.

2. To engage in any lawful conduct or activity for which corporations may be organized under the Kansas Corporation Code.

                                   ARTICLE IV

The aggregate shares of which the Corporation shall have authority to issue shall be ten million (10,000,000) and said shares shall be divided into nine million five hundred thousand (9,500,000) shares of Common Stock, one thousand (1,000) shares of Convertible Preferred Stock, one hundred thousand (100,000) shares of 2002 Convertible Preferred Stock and three hundred ninety-nine thousand (399,000) shares of Undesignated Preferred Stock.

1. The Common Stock shall consist of nine million five hundred thousand (9,500,000) shares of par value of One and No/100 dollars ($1.00) per share. The preferences, qualifications, limitations and special or relative rights in respect to shares of Common Stock are as follows:

     (a)  Subject  to the  rights  provided  in this  Article  IV to  holders of
     Convertible Preferred Stock, 2002 Convertible Preferred Stock and Undesignated Preferred Stock (as such rights may be determined by the Board of Directors in its sole discretion), the Common Stock shall possess all rights and privileges afforded to capital stock by applicable law in the absence of any express grant of rights or privileges in the Corporation's Articles of Incorporation.

2. The Convertible Preferred Stock shall consist of one thousand (1,000) shares of par value of Seventy-Five and No/100 Dollars ($75.00) per share. The preferences, qualifications, limitations and special or relative rights in respect to shares of Convertible Preferred Stock are as follows:

     (a) Except as this paragraph otherwise provides, the Convertible Preferred Stock will have no voting rights. As long as any shares of the Convertible Preferred Stock are outstanding, the Corporation shall not without the consent of a majority of the holders of the Convertible Preferred Stock then outstanding: (i) create or authorize any shares or series of shares ranking prior to or on a parity with the Convertible Preferred Stock; (ii) amend, alter or repeal any of the express terms of the Convertible Preferred Stock.

     (b) The holders of Convertible Preferred Stock shall be entitled to receive, out of funds at the time legally available for payments of dividends under the General Business Corporation Act of Kansas, a non cumulative dividend in cash at the rate of Nine Percent (9%) of the liquidation value of such stock per share per annum payable, if as and when determined by the Board of Directors, due and payable on March 31, June 30, September 30 and December 31 of each year, before any dividend shall be set apart or paid on the Common Stock in any fiscal year of the Corporation.

     (c) The holders of Convertible Preferred Stock shall have the right, at their option, to convert all or part of their Convertible Preferred Stock holdings to Common Stock. In the event that the holders of Convertible Preferred Stock elect to convert their shares to Common Stock, one share of Convertible Preferred Stock shall be exchanged for Thirteen (13) shares of Common Stock. The conversion of shares shall occur immediately upon written notice to the Corporation.

     (d) Upon the occurrence of: (i) the issuance of Common Stock for a price per share less than the current fair market value of such shares; (ii) the issuance of rights or options to purchase Common Stock or issuance of securities convertible into Common Stock where the exercise or conversion price is less then the fair market value of such shares; (iii) stock dividends; (iv) stock splits, the Corporation shall appoint a firm of independent certified public accountants, which shall give their opinion upon the adjustment, if any, which must be made in the number of shares of Common Stock for which Convertible Preferred Stock shall be convertible, necessary to preserve, without dilution, the conversion right of the holders of Convertible Preferred Stock. Upon receipt of such opinion, the Corporation shall forthwith make the adjustments described therein.

     (e) The Convertible Preferred Stock shall be subject to redemption at the option of the Corporation at a liquidation value of Seventy-Five and No/100 Dollars ($75.00) per share upon thirty (30) days proper written notice to the holders of Convertible Preferred Stock. Notice of redemption shall not preclude the holders of Convertible Preferred Stock from exercising their right to convert Convertible Preferred Stock to Common Stock prior to the end of such 30-day period.

     (f) In the case of liquidation or dissolution of the Corporation, the holders of the Convertible Preferred Stock shall be entitled to be paid in full the liquidation value (Seventy-Five and No/100 (75.00) per share) of their shares before any amounts shall be paid to the holders of the 2002 Convertible Preferred Stock, Undesignated Preferred Stock and/or Common Stock, but on any such liquidation or dissolution after the payment to the holders of the Convertible Preferred Stock of the liquidation value thereof, the remaining assets of the Corporation shall be divided and paid to the holders of the 2002 Convertible Preferred Stock, Undesignated Preferred Stock and Common Stock according to their respective interests set forth herein, or with respect to the Undesignated Preferred Stock, as the Board of Directors may determine in its sole discretion.

3. The 2002 Convertible Preferred Stock, shall consist of One Hundred Thousand (100,000) shares of par value of Twenty-five and No/100 Dollars ($25.00) per share. The preferences, qualifications, limitations and special or relative rights in respect to shares of 2002 Convertible Preferred Stock are as follows:

     (a) Except as this paragraph otherwise provides, the 2002 Convertible Preferred Stock will have no voting rights. As long as any shares of the 2002 Convertible Preferred Stock are outstanding, the Corporation shall not, without the consent of a majority of the holders of the 2002 Convertible Preferred Stock then outstanding, (i) create or authorize any additional shares or additional series of shares ranking prior to or on a parity with the 2002 Convertible Preferred Stock; (ii) amend, alter or repeal any of the express terms of the 2002 Convertible Preferred Stock.

     (b) The rights of the holders of 2002 Convertible Preferred Stock are subordinate to the rights of the holders of Convertible Preferred Stock except to the extent that holders of 2002 Convertible Preferred Stock are entitled to cumulative dividends and the holders of Convertible Preferred Stock are not entitled to cumulative dividends.

     (c) The holders of 2002 Convertible Preferred Stock shall be entitled to receive, out of funds at the time legally available for payments of dividends under the General Business Corporation Act of Kansas, a cumulative dividend in cash at the rate of Ten Percent (10%) of the liquidation value of such stock per share per annum payable, if as and when determined by the Board of Directors, due and payable on March 31, June 30, September 30, and December 31 of each year, after any dividend shall be set apart or paid on the Convertible Preferred Stock for the current fiscal year but before any dividend shall be set apart or paid on Undesignated Preferred Stock or the Common Stock in and for any fiscal year of the Corporation.

     (d) On or prior to April 1, 2002, the holders of 2002 Convertible Preferred Stock shall have the right, at their option, to convert all or part of their 2002 Convertible Preferred Stock holdings to Common Stock. In the event that the holders of 2002 Convertible Preferred Stock elect to convert their shares to Common Stock, one share of 2002 Convertible Preferred Stock shall be exchanged for one share of Common Stock. The conversion of shares shall occur immediately upon written notice to the Corporation.

     (e) On or prior to April 1, 2002 and upon the occurrence of: (i) the issuance of Common Stock for a price per share less than the current fair market value of such shares; (ii) the issuance of rights or options to purchase Common Stock or issuance of securities convertible into Common Stock where the exercise or conversion price is less then the fair market value of such shares; (iii) stock dividends; (iv) stock splits, the Corporation shall appoint a firm of independent certified public accountants, which shall give their opinion upon the adjustment, if any, which must be made in the number of shares of Common Stock for which 2002 Convertible Preferred Stock shall be convertible, necessary to preserve, without dilution, the conversion rights of the holders of 2002 Convertible Preferred Stock. Upon receipt of such opinion, the Corporation shall forthwith make the adjustments described therein.

     (f) After April 1, 2002, the 2002 Convertible Preferred Stock shall be subject to redemption at the option of the Corporation at a redemption value of Twenty Seven and 50\100 Dollars ($27.50) per share on any dividend payment date.

     (g) In the case of liquidation or dissolution of the Corporation, the holders of the 2002 Convertible Preferred Stock shall be entitled to be paid in full the liquidation value (Twenty-five and No/100 ($25.00) per share) of their shares after payment of full liquidation value to the holders of Convertible Preferred Stock and before any amounts shall be paid to the holders of the Undesignated Preferred Stock and/or Common Stock, but on any such liquidation or dissolution after the payment to the holders of Convertible Preferred Stock and 2002 Convertible Preferred Stock of the liquidation value thereof, the remaining assets of the Corporation shall be divided and paid to the holders of Undesignated Preferred Stock and the Common Stock according to their respective interests set forth herein, or with respect to the Undesignated Preferred Stock, as the Board of Directors may determine in its sole discretion.

4. The Undesignated Preferred Stock, shall consist of three hundred ninety-nine thousand (399,000) shares for which the designations, preferences, conversion rights, and cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof, may be determined by the Board Of Directors on some future date without any further authorization by the Corporation's shareholders.

The only other preferences, qualification, limitations, restrictions and special relative rights with respect to the Corporation's shares shall be as provided in this Article IV hereof and such restrictions on transferability as are provided in the By-Laws of the Corporation or by agreement of the shareholders.


                                    ARTICLE V

The power to adopt, repeal and amend the bylaws of this Corporation shall reside in the Board of Directors of the Corporation.

                                   ARTICLE VI

The stockholders of this Corporation shall not be personally liable for the payment of the Corporation's debts, except as they may be liable for the reason of their own conduct or acts.

                                   ARTICLE VII

1. The Corporation reserves the right to make any amendment of the articles, now or hereafter authorized by law, including any amendment which alters the contract rights, as expressly set forth in the articles, of any shares of outstanding stock.

2. Authority is hereby expressly granted to and vested in the board of directors to establish from time to time, by resolution or resolutions and filing of all required documents pursuant to the applicable provisions of Kansas corporate law, for the issuance of preferred stock in series, to establish from time to time the number of shares to be included in each such series, and to fix the voting, powers, designations, preferences and relative, participating, optional or other rights, if any or the qualifications, limitations or restrictions thereof.

3. The board of directors of the corporation may, by articles supplementary, classify or reclassify any unissued stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends qualifications, or terms or conditions of redemption of the stock.

                                  ARTICLE VIII

1. The Corporation will indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative, other than an action by or in the right of the Corporation, by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorney's fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Corporation and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

2. The Corporation will indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including attorney's fees, actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

3. To the extent that a Director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceedings referred to in subsections 1 and 2 of this section, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the action, suit or proceeding.

4. Any indemnification under subsections 1 and 2 of this section, unless ordered by a court, shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Director, officer, employee or agent is proper in the circumstances because he has made the applicable standard of conduct set forth in this section. The determination shall be made by the Board of Directors of the Corporation by a majority vote of a quorum consisting of Directors who were not parties to the action, suit or proceeding, or, if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Directors so directs, by legal counsel in a written opinion, or by the Stockholders of the Corporation.

5. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of the action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the Director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in this section.

6. The indemnification provided in this section shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any By-Law, agreement, vote of Stockholders or disinterested Directors or otherwise; both as to action in his official capacity and as to action in another capacity while holding such office; and shall continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

7. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this section.

8. In no event shall, the Corporation indemnify any person against expenses, penalties, or other payments incurred in an administrative proceeding or action that results in a final order assessing civil

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money  penalties  or  requiring   affirmative   action  by  such  individual  or
individuals in the form of payments to the corporation.

                                   ARTICLE IX

The term for which this corporation is to exist is perpetual.

                                      B-6